DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)




                        c/o Founders Asset Management LLC
                       210 University Boulevard, Suite 800
                             Denver, Colorado 80206

Dear Shareholder:


     As a shareholder of Dreyfus Founders Government Securities Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund invests at least 80% of its assets in U.S. Treasury securities. The Fund invests at least 80% of its assets in U.S. Government securities, which include U.S. Treasury securities and securities that may not be supported by the full faith and credit of the U.S. Treasury. The Acquiring Fund has more assets and a lower total expense ratio than the Fund. The Acquiring Fund and the Fund have comparable performance records.

     If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a similar investment objective and management policies as the Fund. The Dreyfus Corporation ("Dreyfus") is the Acquiring Fund's investment adviser.

     Management of Founders Asset Management LLC ("Founders"), the Fund's investment adviser and an indirect subsidiary of Dreyfus, and Dreyfus have reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds and have concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

     After careful review, the Board of Directors for the Fund has approved the proposed reorganization. The Directors believe that the REORGANIZATION WILL PERMIT FUND SHAREHOLDERS TO PURSUE SIMILAR INVESTMENT GOALS IN A LARGER FUND WITH A LOWER TOTAL EXPENSE RATIO AND A COMPARABLE PERFORMANCE RECORD. THE BOARD OF DIRECTORS recommends that you read the enclosed materials carefully and then vote FOR the proposal.

     Your vote is extremely important, no matter how large or small your Fund holdings.

     TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

     o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

     o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

     o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-525-2440.

                                          Sincerely,

                                          Stephen E. Canter
                                          President
                                          Dreyfus Founders Funds, Inc.


July 3, 2006

                            TRANSFER OF THE ASSETS OF
                   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND
                        TO AND IN EXCHANGE FOR SHARES OF
                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND


                              QUESTIONS AND ANSWERS


THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT ALSO WOULD BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 22, 2006 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Founders Government Securities Fund (the "Fund"). The Fund will then cease operations and will be terminated as a series of Dreyfus Founders Funds, Inc. (the "Company"). You will receive shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger fund that is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets and a lower total expense ratio than the Fund, Fund shareholders should benefit from more efficient portfolio management. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. In addition, the Acquiring Fund's performance record is comparable to that of the Fund. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goals, policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund seeks current income. To pursue its goal, the Acquiring Fund invests at least 80% of its assets in U.S. Treasury securities, the principal and interest of which are secured by the full faith and credit of the U.S. Treasury. The Acquiring Fund also may invest in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and may enter into repurchase agreements. Under normal market conditions, the Acquiring Fund maintains an effective duration between 2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years. To pursue its goal, the Fund normally invest at least 80% of its assets in U.S. Government securities, which include U.S. Treasury securities and Government National Mortgage Association pass-through securities, the principal and interest of which are secured by the full faith and credit of the U.S. Treasury, as well as securities issued by other agencies and instrumentalities of the U.S. Government which may not be secured by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its assets in securities other than U.S. Government securities including, without limitation, securities issued by foreign governments and/or their agencies, and may enter into repurchase agreements. The Fund does not have any limitations with respect to maturity or duration, although the Fund currently is classified in the Lipper Intermediate U.S. Government Funds category. Dreyfus provides day-to-day management of the Acquiring Fund's investments. Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus, provides day-to-day management of the Fund's investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy substantially the same shareholder privileges as a shareholder of the Acquiring Fund as you currently do as a shareholder of the Fund. You will have the ability to continue to write redemption checks against your account through the Checkwriting privilege and transfer money between your bank account and fund account through the TeleTransfer privilege. You also may exchange shares of the Acquiring Fund for shares of other funds in the Dreyfus Family of Funds through the Exchange privilege. You also may purchase and sell shares of the Acquiring Fund online at www.dreyfus.com. You will not, however, be able to exchange Acquiring Fund shares for Class F shares of a fund in the Dreyfus Founders Family of Funds and your Acquiring Fund shares will not be counted for purposes of determining your eligibility to participate in Founders' Premier services program. In addition, if after the reorganization you were to no longer hold Class F shares of a Dreyfus Founders fund, you would lose your status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?


No. Under its agreement with Founders, the Fund pays Founders a management fee at the annual rate of 0.65% of the value of the Fund's average daily net assets up to $250,000,000 and 0.50% of the value of such assets over $250,000,000. The Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. Although the management fee payable by the Acquiring Fund may be higher than that payable by the Fund if the Fund's assets were to reach a level at which the breakpoint to its management fee would be triggered, at $9 million (as of May 31, 2006) the Fund's assets are significantly below the level at which the breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Founders is 0.65% of the value of the Fund's average daily net assets. The management fee paid by the Acquiring Fund also includes certain fund accounting fees; the Fund pays these fees pursuant to a separate agreement. Founders has contractually agreed, until August 31, 2007, to waive receipt of 0.30% of its management fee. For the fiscal year ended December 31, 2005, Dreyfus voluntarily waived receipt of a portion of its management fee, so that the effective management fee paid by the Acquiring Fund was 0.35%, reducing the Acquiring Fund's total annual operating expenses from 0.90% to 0.65%. The Fund's total annual operating expenses as of December 31, 2005, after Founder's waiver of a portion of its management fee and reimbursement of certain Fund expenses, were 1.08%.


WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus and/or Founders, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company's Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a similar investment objective and investment policies as the Fund and a lower total expense ratio than the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger fund with a lower expense ratio and a comparable performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

     o    By mail, with the enclosed proxy card and postage-paid envelope;
     o By telephone, with a toll-free call to the number listed on your proxy card;
     o Through the Internet, at the website address listed on your proxy card; or
     o    In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.


                   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND
                   (A Series of Dreyfus Founders Funds, Inc.)



                           __________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           ___________________________


To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus Founders Government Securities Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), will be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado, on Friday, September 8, 2006, at 1:00 p.m., Mountain time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 23, 2006 will be entitled to receive notice of and to vote at the meeting.

                                           By Order of the Board of Directors

                                           Kenneth R. Christoffersen
                                           Secretary


Denver, Colorado
July 3, 2006



================================================================================

                             WE NEED YOUR PROXY VOTE

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

================================================================================

                            TRANSFER OF THE ASSETS OF

                   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                        To and in Exchange for Shares of

                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND


                           PROSPECTUS/PROXY STATEMENT
                                  JUNE 26, 2006
                     _______________________________________


                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, SEPTEMBER 8, 2006

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Founders Funds, Inc. (the "Company"), on behalf of Dreyfus Founders Government Securities Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 8, 2006, at 1:00 p.m., Mountain time, at the offices of Founders Asset Management LLC ("Founders"), 210 University Boulevard, Suite 800, Denver, Colorado 80206, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 23, 2006 are entitled to receive notice of and to vote at the Meeting.

     It is proposed that the Fund transfer all of its assets to Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of shares of the Acquiring Fund (or fractions thereof) for Fund Class F shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

     This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

     A Statement of Additional Information ("SAI") dated June 26, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

______________________________________________________________________________

SHARES OF THE ACQUIRING FUND AND THE FUND ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE ACQUIRING FUND, AS IN THE FUND, INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

______________________________________________________________________________

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

______________________________________________________________________________

     The Fund and the Acquiring Fund are open-end management investment companies. The Dreyfus Corporation ("Dreyfus") is the Acquiring Fund's investment adviser. Founders is the Fund's investment adviser. The funds have a similar investment objective and investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

     The Acquiring Fund's Prospectus dated May 1, 2006 and Annual Report for its fiscal year ended December 31, 2005 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S MOST-RECENT PROSPECTUS AND ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, PLEASE CALL YOUR FINANCIAL ADVISER, OR CALL 1-800-525-2440, VISIT WWW.FOUNDERS.COM, OR WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144.

     Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of June 2, 2006, there were 976,295 Fund shares issued and outstanding.

     Proxy materials will be mailed to shareholders of record on or about July 10, 2006.


                                TABLE OF CONTENTS



Summary........................................................................
Reasons for the Reorganization.................................................
Information about the Reorganization...........................................
Additional Information about the Acquiring Fund and the Fund...................
Voting Information.............................................................
Financial Statements and Experts...............................................
Other Matters..................................................................
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees.........
Exhibit A:  Agreement and Plan of Reorganization............................A-1
Exhibit B:  Description of the Board Members for the Acquiring Fund ........B-1


      APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
        TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND


                                     SUMMARY

     This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

     PROPOSED TRANSACTION. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

     As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

     The Company's Board has concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

     TAX CONSEQUENCES. As a condition to the closing of the Reorganization, the Company, on behalf of the Fund, and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization--Federal Income Tax Consequences."

     COMPARISON OF THE FUND AND THE ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

     GOAL/APPROACH. The Fund and the Acquiring Fund have similar investment goals and investment approaches. The Fund seeks current income. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

     To pursue its goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S. Government. U.S. Government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("Ginnie Mae") pass-through securities, the principal and interest of which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. Government which may not be supported by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its net assets in securities other than U.S. Government securities including, without limitation, securities issued by foreign governments and/or their agencies, and may enter into repurchase agreements. The weighted average maturity of the Fund's portfolio will vary depending on an evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall portfolio maturity, nor on the maturity of any individual issues held by the Fund. The Fund, however, currently is classified in the Lipper Intermediate U.S. Government Funds category.

     To pursue its goal, the Acquiring Fund invests at least 80% of its assets in U.S. Treasury securities, the principal and interest of which are secured by the full faith and credit of the U.S. Treasury. The Acquiring Fund also may invest in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the Acquiring Fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the Acquiring Fund maintains an effective duration between
2.5 and 6 years, and a dollar-weighted average portfolio maturity between 3 and 10 years.

     Each fund may, but is not required to, use derivatives, such as options, futures and options on futures, as a substitute for taking a position in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy.

     Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

     Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     See "Goal/Approach" in the Acquiring Fund's Prospectus and "About the Funds," "Fund Summaries--Dreyfus Founders Government Securities Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Prospectus and "Description of the Funds" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Fund's Statement of Additional Information for a more complete description of investment policies.

     The Acquiring Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a series of the Company, which is a Maryland corporation. See "Organizational Structure of the Acquiring Fund and the Fund" below.

     MAIN RISKS. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

     o INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

     o CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond's price to fall, potentially lowering the fund's share price. Securities issued by the U.S. Treasury and other government agencies generally present minimal credit risk. However, securities issued by certain U.S. Government agencies and instrumentalities, such as the Federal National Mortgage Corporation ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the U.S. Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than U.S. Treasury securities, and in some cases there may be some risk of default by the issuer. In addition, repurchase agreements involve the risk of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities.

     o MARKET RISK. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the fund's share price is guaranteed. In addition, because many types of U.S. Government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

     o DERIVATIVES RISK. The Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

     o INFLATION-INDEXED BOND RISK. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

     o LEVERAGING RISK. The fund's use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the gains or losses.

     The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

     The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

     See "Main Risks" in the Acquiring Fund's Prospectus and "Fund Summaries--Dreyfus Founders Government Securities Fund" and "More About Investment Objectives, Strategies, and Risks" in the Fund's Prospectus and "Description of the Funds" in the Acquiring Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Fund's Statement of Additional Information for a more complete description of investment risks.


     FEES AND EXPENSES. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of December 31, 2005. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2005, as adjusted showing the effect of the Reorganization had it occurred on such date. The Fund charges $6 for each wire redemption of Fund shares; no other redemption or exchange fees are charged by the Fund. The Acquiring Fund does not charge any redemption or exchange fees. In addition, neither the Fund nor the Acquiring Fund charges any sales loads. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

     Under its agreement with Founders, the Fund pays Founders a management fee at the annual rate of 0.65% of the value of the Fund's average daily net assets up to $250 million, and 0.50% of such assets over $250 million. The Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets. The management fee paid by the Acquiring Fund also includes certain fund accounting fees; the Fund pays these fees pursuant to a separate agreement. Although the management fee payable by the Acquiring Fund may be higher than that payable by the Fund if the Fund's assets were to reach a level at which the breakpoint to its management fee would be triggered, as of May 31, 2006, the Fund's assets ($9 million) were significantly below the level at which the breakpoint would be triggered. Founders has contractually agreed, until August 31, 2007, to waive receipt of 0.30% of its management fee and to reimburse the Fund for certain Rule 12b-1 fees. For the fiscal year ended December 31, 2005, Dreyfus voluntarily waived receipt of a portion of its management fee payable by the Acquiring Fund. Dreyfus' waiver was voluntary and may be discontinued at any time.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                                PRO FORMA AFTER
                                    FUND         ACQUIRING       REORGANIZATION
                                   CLASS F          FUND         ACQUIRING FUND
                                   -------       ---------      ---------------

  Management fees                   0.65%            0.60%           0.60%
  Rule 12b-1 fee                    0.25%             none            none
  Shareholder services fee          none             0.06%           0.06%
  OTHER EXPENSES                   0.71%*            0.24%           0.24%
  TOTAL                             1.61%            0.90%           0.90%
  Fee waiver and/or expense        (0.53%)           N/A**            N/A
  reimbursement
  NET OPERATING EXPENSES            1.08%            0.90%           0.90%

_______________________

* "Other expenses" for the Fund include separate fees paid by the Fund pursuant to a Fund Accounting and Administrative Services Agreement and a Shareholder Services Agreement.

** For the fiscal year ended December 31, 2005, Dreyfus waived a portion of its management fee so that the effective management fee paid by the Acquiring Fund was 0.35%, reducing the Acquiring Fund's total expenses from 0.90% to 0.65%. This waiver was voluntary and may be terminated at any time.


EXPENSE EXAMPLE

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples for the Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Founders. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


--------------------------------------------------------------------------------
Expense example


---------------------------------------------------------------------------------------------------------------------
                                     1 Year               3 Years             5 Years             10 Years
------------------------------------ -------------------- ------------------- ------------------- -------------------

FUND CLASS F SHARES                  $ 110                $ 456               $ 826               $1,866


ACQUIRING FUND SHARES                $ 92                 $ 287               $ 498               $1,108

PRO FORMA-AFTER REORGANIZATION       $ 92                 $ 287               $ 498               $1,108
ACQUIRING FUND SHARES


     PAST PERFORMANCE. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Class F shares from year to year. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's shares to those of the Merrill Lynch Governments, U.S. Treasury, Intermediate Term Index, an unmanaged index tracking the performance of Treasury securities with maturities of one to ten years, which is the Acquiring Fund's primary benchmark, and the Lehman Brothers U.S. Government Composite Index, which reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations, which is the Fund's primary benchmark. The table for the Fund compares the average annual total returns of the Fund's Class F shares to those of each such Index. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

ACQUIRING FUND SHARES
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

   3.08        7.63       7.61      -3.48      12.88       7.85        8.59       3.17        0.81        2.32
------------ ---------- --------- ---------- ---------- ----------- ----------- ---------- ----------- -----------
    '96         '97       '98        '99        '00        '01         '02         '03        '04         '05

Best Quarter:                 Q3 '01             +6.10%
Worst Quarter:                Q2 '04             -2.66%

THE ACQUIRING FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/06 WAS -0.55%.

ACQUIRING FUND SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                  1 Year          5 Years          10 Years
----------------------------- --------------- ----------------- ----------------
ACQUIRING FUND                    2.32%            4.50%             4.95%
 RETURNS BEFORE TAXES

ACQUIRING FUND
 RETURNS AFTER TAXES ON
DISTRIBUTIONS                     1.08%            2.93%             2.82%

ACQUIRING FUND
 RETURNS AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                       1.50%            2.90%             2.88%

MERRILL LYNCH
GOVERNMENTS,
U.S. TREASURY,
INTERMEDIATE TERM INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES           1.58%            4.52%             5.32%

LEHMAN BROTHERS U.S.
GOVERNMENT COMPOSITE INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES           2.65%            5.39%             5.94%
----------------------------- --------------- ----------------- ----------------


FUND  - CLASS F SHARES
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

   2.34        7.90       9.76      -3.77      10.57       6.37       10.86       2.03        2.83        1.35
------------ ---------- --------- ---------- ---------- ----------- ----------- ---------- ----------- -----------
    '96         '97       '98        '99        '00        '01         '02         '03        '04         '05

Best Quarter:                 Q3 '98             +6.15%
Worst Quarter:                Q2 '04             -2.31%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/06 WAS -0.89%.

FUND - CLASS F SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05


                                    1 Year         5 Years         10 Years
------------------------------- --------------- --------------- ---------------
FUND - CLASS F
RETURNS BEFORE TAXES                1.35%           4.63%           4.92%

FUND - CLASS F
RETURNS AFTER TAXES
ON DISTRIBUTIONS                    0.02%           3.16%           3.19%

FUND - CLASS F
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                 0.87%           3.07%           3.13%

LEHMAN BROTHERS U.S.
GOVERNMENT COMPOSITE INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES             2.65%           5.39%           5.94%

MERRILL LYNCH GOVERNMENTS,
U.S. TREASURY, INTERMEDIATE
TERM INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES             1.58%           4.52%           5.32%

------------------------------- --------------- --------------- ---------------


     INVESTMENT ADVISERS. The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $174 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $4.9 trillion in assets under management, administration or custody, including $808 billion under management.

     The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

     The investment adviser for the Fund is Founders, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series of the Company, as well as investment adviser or sub-adviser to other investment companies. Founders is a wholly owned subsidiary of Dreyfus Service Corporation, which is a wholly owned subsidiary of Dreyfus. Founders is the growth specialist affiliate of Dreyfus. As of March 31, 2006, Founders managed approximately $2 billion in assets.

     PRIMARY PORTFOLIO MANAGERS. Chris Pellegrino is the primary portfolio manager of the Acquiring Fund. He has held this position since January 2005 and has been employed by Dreyfus since October 1994. Mr. Pellegrino also is a senior portfolio manager at Standish Mellon Asset Management LLC ("Standish Mellon"), an affiliate of Dreyfus, where he has been employed since July 2003. Mr. Pellegrino has been employed by Mellon Bank, N.A. since August 1988. Catherine Powers also is a portfolio manager of the Acquiring Fund. She has held this position since January 2005 and has been employed by Dreyfus since September 2001. Ms. Powers also is a senior portfolio manager at Standish Mellon, where she has been employed since 1988.

     Margaret R. Danuser is the primary portfolio manager of the Fund. Ms. Danuser has been the primary portfolio manager of the Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

     BOARD MEMBERS. Each fund has different Board members. None of the Board members of the Company or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Acquiring Fund, see Exhibit B.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS. Ernst & Young LLP is the Acquiring Fund's independent registered public accounting firm.
PricewaterhouseCoopers LLP is the Fund's independent registered public accounting firm.


     CAPITALIZATION. The Fund has classified its shares into one class, Class F shares. The Acquiring Fund has also classified its shares into one class. The following table sets forth as of May 31, 2006 (1) the capitalization of the Fund's Class F shares, (2) the capitalization of the Acquiring Fund's shares and
(3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.


                                                                                      PRO FORMA AFTER
                                                                                       REORGANIZATION
                                       FUND               ACQUIRING FUND               ACQUIRING FUND
                                       ----               --------------              ---------------
  Total net assets                  $9,222,604             $181,406,897                 $190,629,501
  Net asset value per share           $9.48                   $12.24                       $12.24
  Shares outstanding                 972,439                14,821,395                   15,574,559


     PURCHASE PROCEDURES. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Account Policies - Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's purchase procedures.

     SHAREHOLDER SERVICES PLAN AND RULE 12B-1 PLAN. The Acquiring Fund is subject to a Shareholder Services Plan, pursuant to which the Acquiring Fund reimburses Dreyfus Service Corporation, its distributor, an amount not to exceed an annual rate of 0.25% of the value of the Acquiring Fund's average daily net assets for certain allocated expenses of providing shareholder services.

     Class F shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund reimburses Dreyfus Service Corporation, its distributor, an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class F shares for distribution and related services. Class F shares of the Fund also are subject to a shareholder services agreement, pursuant to which the Fund pays Dreyfus Service Corporation an annual fee of $24 for each Class F open shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares. The fee also is used to compensate the Fund's transfer agent for the provision of transfer agency services for holders of Class F shares.

     REDEMPTION PROCEDURES. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's redemption procedures.

     DISTRIBUTIONS. The dividends and distributions policies of the Fund and the Acquiring Fund are substantially similar. The Acquiring Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. The Acquiring Fund usually pays dividends on the last business day of each month. The Fund usually declares dividends daily and pays dividends on the last business day of each month. Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the Acquiring Fund, like the Fund, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the Acquiring Fund's Prospectus for a discussion of the Acquiring Fund's policies.

     SHAREHOLDER SERVICES. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. You have the ability to continue to write redemption checks against your account through the Checkwriting privilege and transfer money between your bank account and fund account through the TeleTransfer privilege. You also may exchange shares of the Acquiring Fund for shares of other funds in the Dreyfus Family of Funds through the Exchange privilege. You also may purchase and sell shares of the Acquiring Fund online at www.dreyfus.com. You will not, however, be able to exchange Acquiring Fund shares for Class F shares of a fund in the Dreyfus Founders Family of Funds and your Acquiring Fund shares will not be counted for purposes of determining your eligibility to participate in Founders' Premier services program. In addition, if after the reorganization you were to no longer hold Class F shares of a Dreyfus Founders fund, you would lose your status as a "grandfathered Class F investor" and would not be able to purchase Class F shares of a Dreyfus Founders fund. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered.

     ORGANIZATIONAL STRUCTURE OF THE ACQUIRING FUND AND THE FUND. The Acquiring Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Acquiring Fund's By-Laws and applicable Massachusetts law. The Fund is a separate series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

     SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds of the outstanding voting shares, in the case of the Acquiring Fund, or a majority of a quorum of the outstanding voting shares, in the case of the Fund. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

     Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Charter provides that a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Company or Acquiring Fund are not affected by such quorum requirements.

     SHAREHOLDER LIABILITY. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

     Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Acquiring Fund's Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Acquiring Fund's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Acquiring Fund's Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

     LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS. Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

     If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

     Under Massachusetts law, the Acquiring Fund's Trust Agreement and the Acquiring Fund's By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security,
(y) the Acquiring Fund is insured against losses arising from the advances, or
(z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

     Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

                                * * * * * * * * *

     The foregoing is only a summary of certain differences between the Fund, the Company's Charter and By-Laws and Maryland law, and the Acquiring Fund, the Acquiring Fund's Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Charter and By-Laws or the Acquiring Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.


                         REASONS FOR THE REORGANIZATION


     After management of Founders and Dreyfus reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds, respectively, to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management polices, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund with a lower total expense ratio, without diluting such shareholders' interests. In addition, the Acquiring Fund's performance record is comparable to that of the Fund. As of May 31, 2006, the Fund had net assets of approximately $9 million and the Acquiring Fund had net assets of approximately $181 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus and Founders should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.


     The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

     In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund;
(5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and/or Founders, and not the Fund or the Acquiring Fund.

     For the reasons described above, the Boards of the Company and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.


                      INFORMATION ABOUT THE REORGANIZATION

     PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on September 22, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and shares of the Acquiring Fund, computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

     On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record.

     The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Fund.

     The total expenses of the Reorganization are expected to be approximately $59,000, which will be borne by Dreyfus and/or Founders. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus and/or Founders may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus and/or Founders, is estimated to be approximately $3,545.

     If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

     TEMPORARY SUSPENSION OF CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

     FEDERAL INCOME TAX CONSEQUENCES. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Acquiring Fund's Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those shares of the Acquiring Fund to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

     NEITHER THE COMPANY NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     As of the Fund's fiscal year ended December 31, 2005, the Fund has an unused capital loss carryforward of $151,109. There are limitations to the amount of the carryforward that can be utilized in any one fiscal year, and any amount that cannot be utilized in any one fiscal year can be carried over to a succeeding fiscal year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different fiscal years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

    THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.


          ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

     Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-00824). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 2-17531).

     The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com (for the Acquiring Fund) or www.founders.com (for the Fund). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


                               VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

     If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

     In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund's outstanding shares entitled to vote at the Meeting.

     The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

     As of June 2, 2006, the following shareholder was known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the
Fund:

                                                                  Percentage of
                                                               OUTSTANDING SHARES
                                                           Before               After
        NAME AND ADDRESS                               REORGANIZATION       REORGANIZATION
        ----------------                               --------------       --------------
        Charles Schwab & Co., Inc.                         17.45%               0.88%
        For the Benefit of Its Customers
        100 Montgomery Street
        San Francisco, CA 94104-4151

     As of June 2, 2006, Board members and officers of the Company, as a group, owned 16,359 Fund shares representing 1.68% of the Fund's outstanding shares.

     As of June 2, 2006, the following shareholder was known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Acquiring Fund:

                                                             Percentage of
                                                          OUTSTANDING SHARES
                                                      Before               After
        NAME AND ADDRESS                          REORGANIZATION       REORGANIZATION
        ----------------                          --------------       --------------
        National Financial Services                   49.23%               46.85%
        200 Liberty Street
        One World Financial Center
        New York, NY  10284


     As of June 2, 2006, Board members and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares.


                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Fund for the fiscal year ended December 31, 2005 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2005 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, and Ernst & Young LLP, the Acquiring Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.


                                  OTHER MATTERS

     The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.


               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A-13

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated as of May 24, 2006 (the "Agreement"), between DREYFUS FOUNDERS FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND (the "Fund"), and DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND (the "Acquiring Fund"), a Massachusetts business trust.

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

     WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

     WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

     WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. THE REORGANIZATION.

     1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

     1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by Founders Asset Management LLC ("Founders"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

     1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

     2. VALUATION.

     2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Agreement and Declaration of Trust, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus") as fund accountant for the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be September 22, 2006, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

     3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

     3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

     (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

     (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Fund is a party or by which the Fund is bound.

     (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

     (h) Since December 31, 2005, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

     (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

     (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2 The Acquiring Fund represents and warrants to the Company, on behalf of the Fund, as follows:

     (a) The Acquiring Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

     (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended December 31, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

     (g) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

     (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

     5. COVENANTS OF THE COMPANY, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND.

     5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

     5.2 The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

     5.5 The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.8 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

     6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

     8.6 The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT; EXPENSES.

     9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

     9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

     9.3 Dreyfus and/or Founders shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

     11.4 This Agreement may be amended only by a signed writing between the parties.

     11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Company or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Fund's Charter; a copy of the Acquiring Fund's Charter is on file at the office of the Secretary of Commonwealth of Massachusetts and at the Acquiring Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

     IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                        DREYFUS U.S. TREASURY INTERMEDIATE
                                        TERM FUND


                                        By:  ________________________
                                             Stephen E. Canter,
                                             President

ATTEST:  _______________________
         Jeff Prusnofsky,
         Assistant Secretary

                                        DREYFUS FOUNDERS FUNDS, INC., on behalf
                                        of Dreyfus Founders Government
                                        Securities Fund


                                        By:  _________________________
                                             David L. Ray,
                                             Vice President

ATTEST:  _______________________
         Kenneth R. Christoffersen
         Secretary




                                    EXHIBIT B


                DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

     Board Members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations are shown below.

BOARD MEMBERS OF THE ACQUIRING FUND(1)

Name (Age)
Position with Acquiring Fund        Principal Occupation
(SINCE)                             DURING PAST 5 YEARS            OTHER BOARD MEMBERSHIPS AND AFFILIATIONS

Joseph S. DiMartino (62)            Corporate Director and         The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board               Trustee                        Levcor International, Inc., an apparel fabric
(1995)                                                                processor, DIRECTOR
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, DIRECTOR
                                                                   The Newark Group, a provider of a national market
                                                                      of paper recovery facilities, paperboard mills
                                                                      and paperboard converting plants, DIRECTOR
                                                                   Sunair Services Corporation, engages in the
                                                                      design, manufacture and sale of high frequency
                                                                      systems for long-range voice and data
                                                                      communications, as well as provides certain
                                                                      outdoor-related services to homes and
                                                                      businesses, DIRECTOR

Gordon J. Davis (64)                Partner of LeBoeuf, Lamb,      Consolidated Edison, Inc., a utility company,
Board Member (1993)                   Greene & MacRae, LLP            DIRECTOR
                                    President, Lincoln Center      Phoenix Companies, Inc., a life insurance
                                      for the Performing Arts,        company, DIRECTOR
                                      Inc.                         Board Member/Trustee for several not-for-profit
                                                                      groups

David P. Feldman (66)              Corporate Director and         BBH Mutual Funds Group (11 funds), DIRECTOR
Board Member (1991)                  Trustee                      The Jeffrey Company, a private investment company,
                                                                     DIRECTOR
                                                                  QMED,  a medical device company, DIRECTOR

Lynn Martin (66)                   Advisor to the                 SBC Communications, Inc., DIRECTOR
Board Member (1994)                  international accounting     AT&T Inc., DIRECTOR
                                     firm of Deloitte & Touche    Ryder System, Inc., a supply chain and
                                     LLP and Chair of its            transportation management company, DIRECTOR
                                     Council for the              The Procter & Gamble Co., a consumer products
                                     Advancement of Women            company, DIRECTOR
                                   Advisor to Ameritech           Constellation Energy Group, DIRECTOR
                                                                  Chicago Council on Foreign Relations
Daniel Rose (76)                   Chairman and Chief             Baltic-American Enterprise Fund, VICE CHAIRMAN and
Board Member (1992)                  Executive Officer of Rose       DIRECTOR
                                     Associates, Inc., a New      Harlem Educational Activities Fund, Inc., CHAIRMAN
                                     York based real estate       Housing Committee of the Real Estate Board of New
                                     development and                 York, Inc., DIRECTOR
                                     management firm

Philip L. Toia (72),               Retired                        None
Board Member  (1997)

Sander Vanocur (78)                President of Old Owl           None
Board Member (1992)                  Communications

Anne Wexler (76)                   Chairman of the Wexler and     Wilshire Mutual Funds (5 funds), DIRECTOR
Board Member (1994)                  Walker Public Policy         Methanex Corporation, a methanol producing company,
                                     Associates, consultants         DIRECTOR
                                     specializing in              Member of the Council of Foreign Relations
                                     government relations and     Member of the National Park Foundation
                                     public affairs

(1) None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.


                   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

     The undersigned shareholder of Dreyfus Founders Government Securities Fund (the "Fund"), a series of Dreyfus Founders Funds, Inc. (the "Company"), hereby appoints Kenneth R. Christoffersen and David L. Ray, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 23, 2006, at a Special Meeting of Shareholders to be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, at 1:00 p.m., Mountain time, on Friday, September 8, 2006, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

     THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE
       VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE
                  INDICATED.THREE EASY WAYS TO VOTE YOUR PROXY

     1. TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

     2. INTERNET: Go to WWW.PROXYWEB.COM, and follow the on-line directions.

     3. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

     If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.




                                  Dated: ___________________
                                  Sign, Date and Return the Proxy Card
                                  Promptly Using the Enclosed Envelope


                                  _________________________
                                  Signature(s)  (Sign in the Box)

                                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

     Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

     1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

             FOR                         AGAINST                     ABSTAIN
             |_|                           |_|                         |_|

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 26, 2006
                          Acquisition of the Assets of
                   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND
                   (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-525-2440
                        By and in Exchange for Shares of
                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 26, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Founders Government Securities Fund (the "Fund"), in exchange for shares of Dreyfus U.S. Treasury Intermediate Term Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

     1. The Acquiring Fund's Statement of Additional Information dated May 1, 2006.

     2. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2005.

     3.   The Fund's Annual Report for the fiscal year ended December 31, 2005.


     The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated June 26, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


                       DOCUMENTS INCORPORATED BY REFERENCE

     The Acquiring Fund's Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A, filed April 28, 2006 (File No. 33-00824). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2005, filed February 28, 2006.

     The Fund's Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 76 to its Registration Statement on Form N-1A, filed April 27, 2006 (File No. 2-17531). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2005, filed February 24, 2006.